UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 31, 2007, NYFIX, Inc. (“NYFIX”) acquired the remaining 20% interest in NYFIX Millennium, L.L.C. (“Millennium”) which it did not already own to create a structure which provides for additional investment and global expansion.  This was accomplished through a merger pursuant to an Agreement and Plan of Merger dated as of October 31, 2007 (the “Plan of Merger”) between Millennium and NMMS, LLC, an indirect wholly-owned subsidiary of NYFIX formed to accomplish the merger.  The Plan of Merger is furnished as Exhibit 10.1.  Pursuant to the Plan of Merger, the membership interests of the former minority members of Millennium have been converted into a right to receive an aggregate of $8 million.

 Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description of Exhibit
*10.1	Agreement and Plan of Merger dated as of October 31, 2007 between NYFIX Millennium, L.L.C. and NMMS, LLC.

_________________________________________________________________
* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

	By:	/s/ Scott Bloom
Name: Scott Bloom
Title: Secretary

Dated: November 6, 2007

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Agreement and Plan of Merger dated as of October 31, 2007 between NYFIX Millennium, L.L.C. and NMMS, LLC.

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